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Exhibit 10.13

TENTH AMENDMENT
TO THE
MANDALAY RESORT GROUP EMPLOYEES'
PROFIT SHARING AND INVESTMENT TRUST

        This Tenth Amendment to the Mandalay Resort Group Employees' Profit Sharing and Investment Trust is made and entered into this 29 day of November, 2001, but is effective for all purposes as of May 1, 2001 (except as otherwise provided herein), by and between Mandalay Resort Group (the "Company") and Wells Fargo Bank (the "Trustee").

W I T N E S S ET H:

        WHEREAS, the Company has previously adopted the Mandalay Resort Group Employees' Profit Sharing and Investment Trust which has been amended from time to time (as amended the "Trust") and

        WHEREAS, pursuant to the terms of the Trust, the Company is authorized and empowered to further amend the Trust; and

        WHEREAS, the Company deems it advisable and in the best interests of the Participants to amend the Trust to provide for an additional Employer.

        NOW, THEREFORE, the Trust is hereby amended to read as follows:

I.

        Paragraph (i) of Article I of the Trust is hereby amended to read as follows:

          (i)    "Employer" shall mean the Company, Circus Circus Casinos, Inc., SlotsAFun, Inc., Edgewater Hotel Corporation, Colorado Belle Corp., New Castle Corp., Ramparts, Inc., Circus Circus Mississippi, Inc., Mandalay Development, Railroad Pass Investment Group, Jean Development Company, Jean Development West, Mandalay Corp., Circus Circus Michigan, Inc., and Ramparts International, as well as any other subsidiary, related corporation or other entity that adopts the Plan with the consent of the Company. Railroad Pass Investment Group, Jean Development Company and Jean Development West are, at times, collectively referred to herein as the "Gold Strike Entities." The term "Employer" shall also include, effective as of February 1, 2000, Go Vegas. The term "Employer" shall also include, effective as of May 1, 2001, Mandalay Place.

        IN WITNESS WHEREOF, this Tenth Amendment has been executed as of the date first written above.

MANDALAY RESORT GROUP
By:	GLENN SCHAEFFER
President
"COMPANY"
WELLS FARGO BANK
By:	DEBRA LAGESCHULTE
Its:	Vice President

By:	NANCY VAN GELDER
Its:	Vice President
"TRUSTEE"

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TENTH AMENDMENT TO THE MANDALAY RESORT GROUP EMPLOYEES' PROFIT SHARING AND INVESTMENT TRUST